--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 27, 1998

                                IMH ASSETS CORP.
(as depositor under a Series 1998-2 Indenture dated as of March 27, 1998, providing for, among other things, the issuance of Collateralized Asset-Backed Bonds Series 1998-2)



                                IMH ASSETS CORP.
                      -------------------------------------
               (Exact name of Issuer as specified in its charter)

        California                      333-38879                33-0705301
----------------------------           -----------           ----------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
of Incorporation)                       File Number)         Identification No.)


       20371 Irvine Avenue
       Santa Ana Heights, California                            92707
       -----------------------------                         ----------
       (Address of Principal                                 (Zip Code)
       Executive Offices)

Registrant's telephone number, including area code, is (714) 556-0122

--------------------------------------------------------------------------------

Item 5.      OTHER EVENTS.

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a)      Not applicable

             (b)      Not applicable

             (c)      Exhibits:

             25.1. Statement of eligibility of Bankers Trust Company of California, N.A. on Form T-1 under the Trust Indenture Act of 1939 of a Corporation designated to act as Trustee.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IMH ASSETS CORP.


                                            By: /s/ Richard J. Johnson
                                                ------------------------------
                                            Name:   Richard J. Johnson
                                            Title:  Chief Financial Officer

Dated: March 25, 1998

                                  EXHIBIT INDEX


                            Item 601 (a) of            Sequentially
         Exhibit            Regulation S-K             Numbered
         Number             Exhibit No.                Description
         ------             -----------                -----------

         1                       25.1                  Form T-1